Exhibit 99.1
One Medical Announces Results for Second Quarter 2021
•Second Quarter 2021 Ending Membership Count of 621,000, a 31% Increase Year-Over-Year
•Second Quarter 2021 Net Revenue of $120.4 Million, a 54% Increase Year-Over-Year
•Ending Second Quarter 2021 Cash and Short-term Marketable Securities of $653.8 Million
•Provides Q3 2021 Guidance and Updates Full Year 2021 Guidance
SAN FRANCISCO – August 4, 2021 – 1Life Healthcare, Inc. (One Medical) (Nasdaq: ONEM) today announced financial results for the second quarter ended June 30, 2021.
“One Medical’s human-centered and technology-powered model continues to resonate with a growing number of employers and consumers, supporting another quarter of outstanding performance delivered by our fabulous team,” said Amir Dan Rubin, Chair & CEO of One Medical. “With the proposed acquisition of Iora Health, we can further advance One Medical's position as a leader in consumer-driven, technology-powered, value-based health care across all ages and every stage of life.”
Financial Highlights for the Second Quarter 2021
All comparisons, unless otherwise noted, are to the three months ended June 30, 2020.
•Membership count as of quarter-end was 621,000 compared to 475,000, a 31% increase.
•Net Revenue was $120.4 million compared to $78.0 million, a 54% increase.
•Care Margin was $52.5 million, or 44% of net revenue; Loss from Operations was $42.6 million, or 35% of net revenue.
•Adjusted EBITDA was positive $6.9 million, or 6% of net revenue; Net Loss was $41.3 million, or 34% of net revenue.
Financial Outlook
One Medical provides forward-looking guidance on membership count, net revenue, care margin, and adjusted EBITDA. Care margin and adjusted EBITDA are non-GAAP measures.
For the third quarter of 2021, we expect:
•Ending Membership count in the range of 640,000 to 650,000; and,
•Net Revenue in the range of $113 million to $120 million.
For the full year of 2021, we expect:
•Ending Membership count in the range of 670,000 to 680,000;
•Net Revenue in the range of $475 million to $485 million;
•Care Margin in the range of $185 million to $195 million; and
•Adjusted EBITDA that approximates break-even.

Management has not reconciled forward-looking non-GAAP care margin and adjusted EBITDA to their most directly comparable GAAP measures of loss from operations and net loss, respectively. This is because we cannot predict with reasonable certainty and without unreasonable efforts the ultimate outcome of certain GAAP components of such reconciliations, including market-related assumptions that are not within our control, certain legal or advisory costs or others that may arise, without unreasonable effort. For these reasons, we are unable to assess the probable significance of the unavailable information, which could materially impact the amount of the future directly comparable GAAP measures. See below for additional important disclosures regarding our non-GAAP financial measures. Our definition of adjusted EBITDA has been revised from our previous reports of adjusted EBITDA to also adjust for certain legal or advisory costs prospectively from the first quarter of 2021, and adjust for acquisition and integration costs prospectively from the second quarter of 2021.
Quarterly Conference Call Details
The company will host a conference call to review the results today, Wednesday, August 4, 2021 at 1:30 p.m. (PT) / 4:30 p.m. (ET). A live audio webcast will be available online at https://investor.onemedical.com. The conference call can also be accessed by dialing 1-800-258-1651 for U.S. participants, or 1-612-979-9928 for international participants, and referencing conference ID 7826508. A replay of the call will be available via webcast for on-demand listening shortly after the completion of the call, at the same web link, and will remain available for approximately 90 days.
Key Metrics and Non-GAAP Financial Measures
Members: A member is a person who has paid for membership themselves or an employee or dependent whose membership has been paid for by an enterprise client for at least one year in a market where we have an office and who has registered with us. Members help drive membership revenue, partnership revenue and patient service revenue. We may offer trial memberships to enterprise clients, particularly for new services, and we offer access to One Medical Now, our 24/7 virtual care platform, to enterprise clients. The fees generated from these services are included in our Membership Revenue, although we do not include these covered employees as members. Our number of members depends, in part, on our ability to successfully market our services directly to consumers and to employers that are not yet enterprise clients and our activation rate within existing clients. While growth in the number of members is an important indicator of expected revenue growth, it also informs our management of the areas of our business that will require further investment to support expected future member growth. Member numbers as of the end of each period are rounded to the thousands.
Reconciliations of non-GAAP financial measures to the most directly comparable financial results as determined in accordance with GAAP are included at the end of this press release following the accompanying financial data. We believe that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding our performance by excluding certain items that may not be indicative of our business, results of operations, or outlook. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. In addition, other companies, including companies in our industry, may calculate similarly-titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison.
Care Margin: we define care margin as loss from operations excluding depreciation and amortization, stock-based compensation, general and administrative expense and sales and marketing expense. We consider care margin to be an important measure to monitor our performance, specific to the direct costs of delivering care. We believe this margin is useful to measure whether we are controlling our direct expenses included in the provision of care sufficiently and whether we are effectively pricing our services. We have provided below a reconciliation of historical care margin to loss from operations, its most directly comparable GAAP financial measure.
Adjusted EBITDA: we define adjusted EBITDA as net income (loss) excluding interest income, interest expense, depreciation and amortization, stock-based compensation, change in the fair value of our redeemable convertible preferred stock warrant liability, provision for (benefit from) income taxes, certain legal or advisory costs, and acquisition and integration costs that the Company does not consider to be expenses incurred in the normal operation of the business. Such legal or advisory costs may include but are not limited to expenses with respect to evaluating potential business combinations, legal investigations, or settlements. Acquisition and integration costs include expenses incurred in connection with the closing and integration of acquisitions, which may vary significantly and are unique to each acquisition. We made this update to prospectively exclude from our presentation certain legal or advisory costs from the first quarter of 2021 and acquisition and integration costs from the second quarter of 2021, because amounts incurred in the prior periods were insignificant. We report adjusted EBITDA because it is an important measure upon which our management assesses and believes investors should assess our operating performance. We consider adjusted EBITDA to be an important measure because it helps illustrate underlying trends in our business and our historical operating performance on a more consistent basis. We have provided below a reconciliation of historical adjusted EBITDA to net loss, its most directly comparable GAAP financial measure.
Available Information
One Medical intends to use its Company website (including its Investor Relations website) as well as its Facebook, Twitter and LinkedIn accounts as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.
Forward-Looking Statements
This press release contains forward-looking statements about us and our industry that involve substantial risks and uncertainties and are based on our beliefs and assumptions and on information currently available to us. All statements other than statements of historical facts contained in this press release, including statements regarding our future results of operations, financial condition, business strategy and plans and objectives of management for future operations and statements about One Medical's agreement to acquire Iora Health, Inc., are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” or “would,” or the negative of these words or other similar terms or expressions.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our current beliefs, estimates and assumptions only as of the date of this press release and information contained in this press release should not be relied upon as representing our estimates as of any subsequent date. These statements, and related risks, uncertainties, factors and assumptions, include, but are not limited to: the proposed transaction between One Medical and Iora Health, Inc. and our ability to timely and successfully achieve the anticipated benefits and potential synergies of the transaction; the strength of the One Medical brand; member satisfaction with our services and support; the effects of the COVID-19 pandemic and related self-isolation and quarantine measures on our business, revenue, future growth and results of operations; anticipated membership growth and revenue potential from our members; our ability to retain members; our ability to successfully introduce and drive adoption of new products; changes in the pricing we offer our members; our relationships with our health network partners and enterprise clients and any changes to, accommodations in or terminations of our contracts with the health network partners or enterprise clients; our ability to improve cost of care and margins, including timing and expenses of new office openings and entry into new geographic markets; changes in laws or regulations; our involvement in existing and potential litigation, including medical malpractice claims and consumer class actions; any governmental investigations or inquiries, including those related to COVID-19 vaccine administration or challenges to our relationships with the One Medical PCs under the administrative services agreements; our strategic plan; our financial outlook; our focus areas for investment and our investments; announcements by us or our competitors of business or strategic developments; and our overall business trajectory. These risks are not exhaustive. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Further information on factors that could cause actual results to differ materially from the results anticipated by our forward-looking statements is included in the reports we have filed or will file with the Securities and Exchange Commission, including our Quarterly Report on Form 10-Q for the Quarter ended June 30, 2021. These filings, when available, are available on the investor relations section of our website at investor.onemedical.com and on the SEC’s website at www.sec.gov.
Additional Information and Where to Find It
In connection with the pending merger between One Medical and Iora Health, Inc. ("Merger"), One Medical filed with the SEC a registration statement on Form S-4, which included a document that serves as a prospectus and proxy statement of One Medical and included an information statement of Iora Health, Inc. (the “proxy statement/prospectus/consent solicitation statement”). The SEC declared the registration statement effective on July 16, 2021, and the proxy statement/prospectus/consent solicitation statement was first sent to stockholders of One Medical and Iora Health, Inc. on or about July 16, 2021. One Medical may file other documents regarding the Merger with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SECURITY HOLDERS OF ONE MEDICAL ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS/CONSENT SOLICITATION STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE MERGER FILED WITH THE SEC BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders will be able to obtain free copies of these documents, and other documents filed with the SEC, by One Medical through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of these documents from One Medical by contacting One Medical’s Investor Relations by email at investor@onemedical.com, or by going to the One Medical web page at https://investor.onemedical.com.

Participants in the Solicitation

The respective directors and executive officers of One Medical and Iora Health, Inc. may be deemed to be participants in the solicitation of proxies from One Medical’s stockholders and written consents from the security holders of Iora Health, Inc. in connection with the proposed Merger. Stockholders may obtain additional information regarding the interests of such participants by reading the registration statement and the proxy statement/prospectus/consent solicitation statement and other relevant materials filed with the SEC regarding the pending Merger. Investors should read the registration statement and the proxy statement/prospectus/consent solicitation statement carefully before making any voting or investment decisions.

No Offer or Solicitation

This press release is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus that meets the requirements of Section 10 of the Securities Act of 1933, as amended.
About One Medical
One Medical is a membership-based and technology-powered primary care platform with seamless digital health and inviting in-office care, convenient to where people work, shop, live, and click. Our vision is to delight millions of members with better health and better care while reducing costs. Our mission is to transform health care for all through our human-centered, technology-powered model. Headquartered in San Francisco, 1Life Healthcare, Inc. is the administrative and managerial services company for the affiliated One Medical physician owned professional corporations that deliver medical services in-office and virtually. 1Life and the One Medical entities do business under the “One Medical” brand.
Media Contact:
Kristina Skinner, One Medical
Senior Director of External Communications

press@onemedical.com
650-743-5187

Investor Contact:
Westwicke
Bob East or Asher Dewhurst
onemedical@westwicke.com
443-223-0500

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in thousands, except per share amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Net revenue	$120,416	$78,000	$241,768	$156,756
Operating expenses:
Cost of care, exclusive of depreciation and amortization shown separately below	67,922	53,450	138,014	104,999
Sales and marketing (1)	10,570	9,777	23,259	20,933
General and administrative (1)	77,196	38,311	141,541	78,177
Depreciation and amortization	7,292	5,175	13,899	10,388
Total operating expenses	162,980	106,713	316,713	214,497
Loss from operations	(42,564)	(28,713)	(74,945)	(57,741)
Other income (expense), net:
Interest income	79	366	184	1,400
Interest expense	(2,842)	(1,976)	(5,685)	(2,029)
Change in fair value of redeemable convertible preferred stock warrant liability	—	—	—	(6,560)
Total other expense, net	(2,763)	(1,610)	(5,501)	(7,189)
Loss before income taxes	(45,327)	(30,323)	(80,446)	(64,930)
Provision for (benefit from) income taxes	(4,040)	(22)	159	(72)
Net loss	(41,287)	(30,301)	(80,605)	(64,858)
Less: Net loss attributable to noncontrolling interest	—	—	—	(704)
Net loss attributable to 1Life Healthcare, Inc. stockholders	$(41,287)	$(30,301)	$(80,605)	$(64,154)
Net loss per share attributable to 1Life Healthcare, Inc. stockholders — basic and diluted	$(0.30)	$(0.24)	$(0.59)	$(0.61)
Weighted average common shares outstanding — basic and diluted	136,788	126,150	137,045	105,517

(1)    Includes stock-based compensation, as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Sales and marketing	$964	$668	$1,987	$1,268
General and administrative	25,368	7,695	50,673	17,420
Total	$26,332	$8,363	$52,660	$18,688

Components of Net Revenue:

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Net revenue:
Net patient service revenue	$43,416	$23,927	$87,878	$58,013
Partnership revenue	56,126	33,993	111,057	63,448
Total net patient service and partnership revenue	99,542	57,920	198,935	121,461
Membership revenue	20,874	17,680	41,070	32,895
Grant income	—	2,400	1,763	2,400
Net revenue	$120,416	$78,000	$241,768	$156,756

Statements of Operations Data as a Percentage of Net Revenue:

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Net revenue	100%	100%	100%	100%
Operating expenses:
Cost of care, exclusive of depreciation and amortization shown separately below	56%	69%	57%	67%
Sales and marketing (1)	9%	13%	10%	13%
General and administrative (1)	64%	49%	59%	50%
Depreciation and amortization	6%	7%	6%	7%
Total operating expenses	135%	137%	131%	137%
Loss from operations	(35)%	(37)%	(31)%	(37)%
Other income (expense), net:
Interest income	—%	—%	—%	1%
Interest expense	(2)%	(3)%	(2)%	(1)%
Change in fair value of redeemable convertible preferred stock warrant liability	—%	—%	—%	(4)%
Total other expense, net	(2)%	(2)%	(2)%	(5)%
Loss before income taxes	(38)%	(39)%	(33)%	(41)%
Provision for (benefit from) income taxes	(3)%	—%	—%	—%
Net loss	(34)%	(39)%	(33)%	(41)%
Less: Net loss attributable to noncontrolling interest	—%	—%	—%	—%
Net loss attributable to 1Life Healthcare, Inc. stockholders	(34)%	(39)%	(33)%	(41)%

(1)Includes stock-based compensation, as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Sales and marketing	1%	1%	1%	1%
General and administrative	21%	10%	21%	11%
Total	22%	11%	22%	12%

Components of Net Revenue:

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Percentage of net revenue:
Net patient service revenue	36%	31%	36%	37%
Partnership revenue	47%	44%	46%	40%
Total net patient service and partnership revenue	83%	74%	82%	77%
Membership revenue	17%	23%	17%	21%
Grant income	—%	3%	1%	2%
Net revenue	100%	100%	100%	100%

*Percentages may not sum due to rounding.

CONDENSED CONSOLIDATED BALANCE SHEETS
(Amounts in thousands, except par value amounts)
(unaudited)

	June 30,	December 31,
	2021	2020
Assets
Current assets:
Cash and cash equivalents	$503,238	$112,975
Short-term marketable securities	150,559	570,023
Accounts receivable, net	55,982	67,895
Inventories	3,950	7,113
Prepaid expenses and other current assets	43,025	16,693
Total current assets	756,754	774,699
Restricted cash	1,895	1,911
Property and equipment, net	144,770	126,037
Right-of-use assets	165,653	138,840
Goodwill	26,866	21,301
Deferred income taxes	2,656	2,656
Other assets	29,047	5,546
Total assets	$1,127,641	$1,070,990
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$12,462	$12,654
Accrued expenses	56,037	46,527
Deferred revenue, current	43,605	35,966
Operating lease liabilities, current	20,656	17,418
Other current liabilities	21,988	4,861
Total current liabilities	154,748	117,426
Operating lease liabilities, non-current	181,952	153,614
Convertible senior notes	308,907	241,233
Deferred revenue, non-current	6,750	7,624
Other non-current liabilities	2,840	2,618
Total liabilities	655,197	522,515
Commitments and contingencies
Stockholders' Equity:
Common stock, $0.001 par value, 1,000,000 and 1,000,000 shares authorized as of June 30, 2021 and December 31, 2020, respectively; 137,774 and 134,472 shares issued and outstanding as of June 30, 2021 and December 31, 2020, respectively	138	134
Additional paid-in capital	916,460	918,118
Accumulated deficit	(444,162)	(369,785)
Accumulated other comprehensive income	8	8
Total stockholders' equity	472,444	548,475
Total liabilities and stockholders' equity	$1,127,641	$1,070,990

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in thousands)
(unaudited)

	Six Months Ended June 30,
	2021	2020
Cash flows from operating activities:
Net loss	$(80,605)	$(64,858)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Provision for bad debts	105	213
Depreciation and amortization	13,899	10,388
Amortization of debt discount and issuance costs	937	1,135
Accretion of discounts and amortization of premiums on short-term investments, net	483	(520)
Change in fair value of redeemable convertible preferred stock warrant liability	—	6,560
Reduction of operating lease right-of-use assets	8,609	6,575
Stock-based compensation	52,660	18,688
Other non-cash items	400	(10)
Changes in operating assets and liabilities:
Accounts receivable, net	11,380	(13,591)
Inventories	3,216	93
Prepaid expenses and other current assets	(21,261)	1,118
Other assets	110	(250)
Accounts payable	1,234	(2,110)
Accrued expenses	6,772	12,893
Deferred revenue	6,765	16,051
Operating lease liabilities	(8,761)	(5,132)
Other liabilities	17,128	2,652
Net cash provided by (used in) operating activities	13,071	(10,105)
Cash flows from investing activities:
Purchases of property and equipment	(31,172)	(39,554)
Purchases of short-term marketable securities	(79,984)	(367,367)
Proceeds from sales and maturities of short-term marketable securities	498,977	123,314
Acquisitions of businesses	(9,695)	—
Issuance of note receivable	(20,000)	—
VIE deconsolidation	—	(810)
Net cash provided by (used in) investing activities	358,126	(284,417)
Cash flows from financing activities:
Proceeds from issuance of convertible senior notes	—	316,250
Payment of convertible senior notes issuance costs	—	(8,756)
Proceeds from initial public offering	—	281,750
Payment of underwriting discount and commissions, and offering costs	—	(21,322)
Proceeds from the exercise of stock options	16,107	2,096
Proceeds from employee stock purchase plan	2,972	—
Proceeds from the exercise of redeemable convertible preferred and common stock warrants	—	110
Repayment of notes payable	—	(2,200)
Payment of principal portion of finance lease liability	(29)	(29)
Net cash provided by financing activities	19,050	567,899
Net increase in cash, cash equivalents and restricted cash	390,247	273,377
Cash, cash equivalents and restricted cash at beginning of period	115,005	29,329
Cash, cash equivalents and restricted cash at end of period	$505,252	$302,706
Supplemental disclosure of non-cash investing and financing activities:
Purchases of property and equipment included in accounts payable and accrued expenses	$5,883	$3,620
Issuance costs in connection to convertible senior notes included in accounts payable and accrued expenses	$—	$625
Reimbursement of secondary offering costs in prepaid expenses and other current assets	$—	$784

Select Metrics (As of Period End)

	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019
Members	621,000	598,000	549,000	511,000	475,000	455,000	422,000	397,000
Offices	124	110	107	103	96	92	83	77

RECONCILIATION OF LOSS FROM OPERATIONS TO CARE MARGIN

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
	(in thousands)
Loss from operations	$(42,564)	$(28,713)	$(74,945)	$(57,741)
Sales and marketing*	10,570	9,777	23,259	20,933
General and administrative*	77,196	38,311	141,541	78,177
Depreciation and amortization	7,292	5,175	13,899	10,388
Care margin	$52,494	$24,550	$103,754	$51,757
Care margin as a percentage of net revenue	44%	31%	43%	33%

* Includes stock-based compensation

RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
	(in thousands)
Net loss	$(41,287)	$(30,301)	$(80,605)	$(64,858)
Interest income	(79)	(366)	(184)	(1,400)
Interest expense	2,842	1,976	5,685	2,029
Depreciation and amortization	7,292	5,175	13,899	10,388
Stock-based compensation	26,332	8,363	52,660	18,688
Change in fair value of redeemable convertible preferred stock warrant liability	—	—	—	6,560
Provision for (benefit from) income taxes	(4,040)	(22)	159	(72)
Legal or advisory costs (1)	11,282	—	$15,567	$—
Acquisition and integration costs	$4,597	$—	$4,597	$—
Adjusted EBITDA	$6,939	$(15,175)	$11,778	$(28,665)

(1)	Approximately $5,550 of the legal or advisory costs relate to a legal settlement during the three and six months ended June 30, 2021.